Vanguard Global Wellesley® Income Fund

Supplement to the Prospectus and Summary Prospectus Dated October 10, 2017

Subscription Period

Vanguard Global Wellesley Income Fund is holding a subscription period from October 18, 2017, through November 1, 2017. During this period, the Fund will invest in money market instruments rather than seek to achieve its investment objective. This strategy should allow the Fund to accumulate sufficient assets to construct a complete portfolio within a single day and is expected to reduce initial trading costs.

The Fund reserves the right to terminate or extend its subscription period prior to November 1, 2017.

During the subscription period, you may invest in the Fund online (if you are registered for online access), or you may contact Vanguard by telephone or by mail to complete this transaction. Please see the Investing With Vanguard section of the prospectus for more details about requesting transactions.

© 2017 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 1496A 102017